United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:                   811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Address of principle executive offices) (Zip Code)
Walter H. Clark
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Name and address of agent for service)
Registrant’s telephone number, including area code:	(800) 462-2392
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2016

Item 1. Report to Shareholders.

DECEMBER 31, 2016

ANNUAL

Report

THE RMB FAMILY OF FUNDS

(Formerly the Burnham Family of Funds)

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB Fund* (Unaudited)

For the twelve month period ended December 31, 2016, the RMB Fund, Class A shares (the ‘‘Fund’’) gained +1.32% underperforming the S&P 500 Index which was up +11.96%.** As you may recall, RMB Capital took over as investment adviser for the RMB Fund on July 1, 2016 and I began service as the Fund’s portfolio manager. For the six month period since I began managing the portfolio, the Fund gained +7.45%, in line with the +7.82% return of the S&P 500 Index

During the first half of the year, volatility was high. The markets declined in the first quarter as investors focused on China’s slower economic growth, 0% or negative interest rates in Europe and Japan, the rising U.S. dollar, and the continued declined in the price of oil. However, as oil began to recover in March, markets rebounded nicely, erasing the decline. Bookending this volatile period was the unexpected passage of the U.K.’s ‘‘Brexit’’ referendum, which caused a sharp market selloff that reversed after one week. While the first half of the year was notable, the second half was truly remarkable with the unanticipated results of the Presidential Election and the stock market’s subsequent rally. The Republican Party’s sweep of both Congress and the presidency was interpreted by the market as an opportunity to make major change in Washington’s economic and tax policy. The post-election run in the overall market also coincided with a significant move higher in interest rates, albeit off near record historic low levels. Rising rates would normally indicate a bad market for stock investments. However, more pro-growth economic policy changes, along with the anticipated reduction in corporate tax rates, outweighed the increase in interest rates. The tug of war between optimism for better economic growth versus higher rates will continue into 2017. While it certainly feels like it is getting late in the economic cycle, it is very possible that the changes in economic, fiscal and tax policy could boost consumer and business confidence, thereby increasing overall economic growth in 2017. Any increase in growth could translate into higher corporate earnings beyond current expectations

Here at RMB Capital, we have made a few significant changes to the Fund’s holdings and sector weightings since becoming the investment adviser to the Fund while at the same time, pursuing a strategy that is largely similar to how the Fund was managed historically.

During the second half of 2016, we purchased fourteen new securities and exited thirteen as the Fund began repositioning itself towards current favorite long-term investment ideas. We also reduced the Fund’s weighting in the Technology sector, and Apple in particular. We purchased new positions in Becton Dickinson, Chevron, Morgan Stanley, Alliance Data Systems, NVR, Cognizant Technology, Microchip Technologies, Macquarie Infrastructure, American Tower, Priceline, Steris, IHS-Markit, Ritchie Brothers and Discovery Communications, which are all high quality businesses that we view as having good long-term total return potential.

A few of our recent purchases are described in more detail below. We believe American Tower, owner of cell phone communications towers, is a great business with substantial competitive barriers to entry and very little economic cyclicality. Cell phone carriers need to continue to reinvest capital in their networks to meet the growth in data traffic and the company that owns the tower benefits from having more equipment added to their existing real estate. Additionally, these companies have long-term leases with built-in annual escalators, providing strong visibility into revenue growth. We believe American Tower has the proven ability to replicate its business model in select countries outside the US, providing additional sources of growth in less mature regions. We think this is a company to own for years to come. We believe Priceline is another strong business model that benefits from the long-term secular trend of travel bookings moving on-line. It has a dominant market share in the booking of European hotels, a highly fragmented customer base that profits from booking.com’s large access to both leisure and business travelers. While Priceline’s value can ebb from quarter to quarter, booked room nights continue to grow strongly and the revenue take rate has remained quite stable. This is a great asset-light business that tends to produce strong margins, return on invested capital and free cash flow. We think it’s a secular winner to own with a multi-year investment horizon.

For the last six months of 2016, the five securities that contributed the most to the Fund’s performance were: Apple, Morgan Stanley, JP Morgan, Williams, and Alphabet. The five largest detractors were: CVS Health, Verizon (no longer held), Edwards Lifesciences (no longer held), Ritchie Brothers, and Becton Dickinson. From a sector perspective, the Fund benefited from underweighting to the Real Estate and Utilities sectors, as both sectors underperformed when interest rates rose and the market tilted towards more cyclical sectors. Our stock selection was best in the Energy and Health Care sectors and weakest in Industrials sector. Our repositioning of the Fund in the second half of the year has created better sector balance relative to the Fund’s benchmark, which we believe will allow our stock selection capabilities to drive more performance going forward.

A lot has changed with respect to the investment environment since we last communicated with you. Near-term economic data points have generally been positive while business optimism about the future has spiked higher. The possibility of more “pro-growth” tax and economic policy changes has given the market a huge boost. Whether this proves to be true long-term fuel is debatable, but the opportunity to extend the economic cycle for a few years seems like a real possibility. Implied market expectations have gone higher in a short period of time and we enter 2017 with a reasonably healthy employment market. Monthly job gains have remained solid with overall unemployment low and real wage growth starting to show signs of picking up. We believe the US housing market recovery will continue at a slow and steady pace over the next few years, assuming interest rates don’t move dramatically higher. Calling interest rates has been a difficult task in both the short- and long-run, but we think rates could move moderately higher from year-end levels. Oil prices have sustained their rebound and settled into the low- to mid-$50’s and can likely continue a gradual rise in 2017.

Outside of the US, the economic view is more uncertain. Emerging markets have seen economic growth decelerate rapidly and a handful of countries remain in serious recessions. While it is no longer in the headlines, China’s economy remains a large wildcard with some very scary implications in a hard landing scenario. Europe has seen modest signs of improving growth, but sustainability is highly uncertain. The US dollar staged a large rally in the fourth quarter which will hurt the reported earnings growth of large US multi-nationals. This translation effect will result in some cuts to 2017 earnings estimates. We think the earnings recovery for 2017 remains on track, although estimates for the start of the year may be too high. This is not an unusual phenomenon as analyst estimates at the beginning of the year often prove to be overly optimistic. In a middling economic growth environment, companies that can show secular growth will continue to be rewarded when the cyclical growth environment is challenged.

While the opportunities to find high quality, growing companies selling at reasonable valuations aren’t widely abundant, our research process remains focused on finding those investments that maximize returns without taking undue risk. Thank you for the trust you place in us to manage your assets.

Todd Griesbach

Portfolio Manager

* Formerly, the Burnham Fund

** The return of the S&P 500 Index (price) over the period was 9.54%

2	RMB FUND

PORTFOLIO INVESTMENTS (Unaudited)

Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Information Technology	31.72%
Consumer Staples	14.78%
Financial Services	12.51%
Consumer Discretionary	11.47%
Industrials	11.28%
Health Care	9.13%
Energy	5.68%
Real Estate	2.60%
99.17%

% of net
Top 10 Common Stock Holdings	assets
Apple, Inc.	8.35%
Berkshire Hathaway, Inc. Class B	4.87%
Alphabet, Inc., Class A	4.73%
Costco Wholesale Corp.	4.41%
Visa, Inc.	4.29%
JPMorgan Chase & Co.	4.12%
Home Depot, Inc.	4.01%
Alphabet, Inc., Class C	3.70%
Morgan Stanley	3.52%
Amgen, Inc.	3.49%
45.49%

TOTAL RETURN† (For the period ended December 31, 2016)

Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales	sales	S&P
Annual	charge	charge	500
Returns	or CDSC	or CDSC	Index
Class A
One year	1.32%	(3.76)%	11.96%
Three years	3.58%	1.83%	8.87%
Five years	9.23%	8.12%	14.66%
Ten years	6.47%	5.93%	6.95%
Class C
One year	0.53%	(0.19)%	11.96%
Three years	2.80%	2.80%	8.87%
Five years	8.41%	8.41%	14.66%
Ten years	5.68%	5.68%	6.95%

	with no	with max.
Cumulative	sales	sales	S&P
Total	charge	charge	500
Returns	or CDSC	or CDSC	Index
Class A
One year	1.32%	(3.76)%	11.96%
Three years	11.12%	5.58%	29.05%
Five years	55.51%	47.72%	98.18%
Ten years	87.21%	77.82%	95.72%
Class C
One year	0.53%	(0.19)%	11.96%
Three years	8.64%	8.64%	29.05%
Five years	49.73%	49.73%	98.18%
Ten years	73.81%	73.81%	95.72%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.38%, for Class C is 2.13% and Class I is 1.13%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

RMB FUND	3

RMB Mendon Financial Services Fund* (Unaudited)

For the year ended December 31, 2016, the RMB Mendon Financial Services Fund rose +29.74% in comparison to a gain of +35.02% for its benchmark, the Nasdaq Bank Index.

During our mid-year review, we discussed both the fragility and resiliency of the global markets. The first half of the year was highlighted by the United Kingdom (UK) voting to leave the European Union (EU) (Brexit), which was unanticipated by most prognosticators. Of particular interest was the majority view that the UK would not vote to leave the EU, and if they did, that it would have a large negative effect on global equities. However, after the results were announced and an initial decline, there was a groundswell of interest from market participants that stepped in to buy the dip. The second half of the year brought another unanticipated event. Polling of the U.S. presidential election placed Hillary Clinton as the frontrunner to win the presidency and the majority view was that a Trump victory would be a disaster for markets. However, much like Brexit, following a significant decline as markets absorbed the unexpected news of President-elect Trump, US futures reversed course to launch what has been a historical rally for the markets and the financial services sector in particular.

Of course, presidential elections are about the new administration policies more broadly. As President-elect Trump began making his presidential appointments, the market quickly responded to the nomination of certain notable business persons to key positions. Many of the nominees have significant experience in banking, including Mr. Mnuchin (Treasury), Mr. Ross (Commerce) and Mr. Cohn (Director of the National Economic Council), with a growing list behind them. With visibility increasing around who the decision makers will be in Washington for the next four years, it became clear this could be a significant inflection point for financial services companies in terms of both fundamentals and valuations. The list of potential tailwinds is long and includes corporate tax reform, a rollback of some parts of Dodd-Frank, delayed implementation of new Department of Labor rules, and minimizing the reach of the Consumer Financial Protection Bureau (CFPB). In addition, this optimism has led to increased expectations for further rate hikes, which have been reflected in the sharp move higher in 10-year treasury yields. While we don’t believe the entire list mentioned above will be actualized, given the significance of each of the items, we believe there will be a sustained tailwind for the financial sector.

Since mergers and acquisitions (M&A) remains an important theme in the sector, we will also touch on a few key points as we exit 2016. There were a total of 246 transactions in 2016 versus 292 transactions in 2015. One reason for the decline in total transactions, in our view, was the significant uncertainty as we approached the presidential election. Post-election, however, the M&A environment has changed. With the increase in valuations, buyers who utilize their stock for a deal are able to pay higher prices while still driving the same return on investment. Over the course of 2016, eight companies in our portfolio were sold, the most notable being Yadkin, one of our top positions since October of 2012. The sale price was 2.2 times tangible book value and 14 times 2017 earnings estimates, well above the average of 1.36 times tangible book value paid in 2016.

Our largest contributors for the year included Yadkin Financial (mentioned above) and a bank based in the Carolina market, BNC Bank. Since Yadkin was acquired by FNB, BNC Bank is one of the largest independent banks left in the Carolinas. It is no surprise two of the largest contributors are geographically located in the Southeast, especially the Carolinas. We believe that area continues to be an attractive region to larger institutions.

Our largest detractors were Opus Bank and American Equity Investment and Life. During the third quarter Opus announced earnings would be impacted by loan charge-offs related to problem loans in its technology division. While there was an initial decline in stock price after this announcement, Opus will be retreating from this business and we believe a decent bit of value still exists.

Generally speaking, the fundamentals of the sector have continued to be reasonable. Credit remains a focal point and there is a significant variance in the quality of underwriting across institutions nationwide. We see increasing examples of loose underwriting as the lending environment remains very competitive, but we also see many examples of banks staying disciplined and maintaining their conservative balance sheet management. This divergence in management styles creates opportunities over time and establishes premium multiples for those that can survive and thrive throughout a cycle. We remain focused on those institutions that will operate businesses and maintain balance sheets in order to be opportunistic regardless of the regulatory or interest rate environment. As it relates to credit, we have started to see some spread widening on commercial real estate loans. This is the result of regulatory constraints regarding the level commercial real estate can represent as a percentage of bank capital in addition to increased conservatism as higher interest rates begin putting pressure on cap rates. We are concerned about the hospitality and multifamily sectors in certain markets, as supply has been coming online faster than demand in many areas, which bears watching. It is worth noting again that a rising interest rate environment helps a lot of banks. However, as interest rates rise, banks with weaker underwriting are exposed quickly because debt service coverage becomes pressured and collateral coverage weakens as cap rates increase. For those banks that have not evaluated the quality of their cash flows, their balance sheets can be impaired quickly.

We look forward to an environment where there is less correlation, one in which fundamentals matter and good businesses are rewarded. Our research-intensive approach is well-suited to such an environment, and we are excited about the opportunities in front of us. We truly appreciate your continued support.

Anton Schutz

Portfolio Manager

* Formerly, the Burnham Financial Services Fund

4	RMB MENDON FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS (Unaudited)

Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Banks — Regional	70.96%
Thrifts & Mortgage Finance	8.71%
Investment Banking & Brokerage	2.66%
Trading Companies & Distributors	0.86%
Asset Management & Custody Banks	0.79%
Consumer Finance	0.78%
Other Diversified Financial Services	0.29%
Real Estate Investment Trust	0.19%
Unregistered Investment Company	0.06%
85.30%

% of net
Top 10 Common Stock Holdings	assets
BNC Bancorp	5.88%
OceanFirst Financial Corp.	3.72%
Atlantic Capital Bancshares, Inc.	3.38%
Opus Bank	3.29%
United Bankshares, Inc.	3.09%
Park Sterling Corp.	2.91%
Triumph Bancorp, Inc.	2.83%
Lakeland Bancorp, Inc.	2.71%
FB Financial Corp.	2.51%
Fidelity Southern Corp.	2.24%
32.56%

TOTAL RETURN† (For the period ended December 31, 2016)

Growth of $10,000 Over Ten Years

	with no	with max.
Average	sales	sales	Nasdaq
Annual	charge	charge	Bank
Returns	or CDSC	or CDSC	Index
Class A
One year	29.74%	23.25%	37.91%
Three years	20.19%	18.14%	13.98%
Five years	23.74%	22.48%	18.95%
Ten years	8.75%	8.20%	1.21%
Class C
One year	28.76%	27.76%	37.91%
Three years	19.29%	19.29%	13.98%
Five years	22.81%	22.81%	18.95%
Ten years	7.95%	7.95%	1.21%

	with no	with max.
Cumulative	sales	sales	Nasdaq
Total	charge	charge	Bank
Returns	or CDSC	or CDSC	Index
Class A
One year	29.74%	23.25%	37.91%
Three years	73.60%	64.90%	57.48%
Five years	190.13%	175.65%	164.80%
Ten years	131.46%	119.87%	42.36%
Class C
One year	28.76%	27.76%	37.91%
Three years	69.73%	69.73%	57.48%
Five years	179.36%	179.36%	164.80%
Ten years	114.81%	114.81%	42.36%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.79%, for Class C is 2.54% and Class I is 1.44%.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL SERVICES FUND	5

RMB Mendon Financial Long/Short Fund* (Unaudited)

For the year ended December 31, 2016, the RMB Mendon Financial Long/Short Fund was up +9.08% in comparison to a gain of +28.51%** for its benchmark the KBW Bank Index. We believe the KBW Bank Index is the most closely aligned benchmark for the Fund, but it is important to remember that it is a long only index, and in a winner-takes-all environment like we have seen, the defensive positioning of our options and our short book will impact relative returns.

During our mid-year review, we discussed both the fragility and resiliency of the global markets. The first half of the year was highlighted by the United Kingdom (UK) voting to leave the European Union (EU) (Brexit), which was unanticipated by most prognosticators. Of particular interest was the majority view that the UK would not vote to leave the EU, and if they did, that it would have a large negative effect on global equities. However, after the results were announced, and an initial decline, there was a groundswell of interest from market participants that stepped in to buy the dip. The second half of the year brought another unanticipated event. Polling of the U.S. presidential election placed Hillary Clinton as the frontrunner to win the presidency and the majority view was that a Trump victory would be a disaster for markets. However, much like Brexit, following a significant decline as markets absorbed the unexpected news of President-elect Trump, US futures reversed course to launch what has been a historical rally for the markets and the financial services sector in particular.

Of course presidential elections are about the new administration policies more broadly. As President-elect Trump began making his presidential appointments, the market quickly responded to the nomination of certain notable business persons to key positions. Many of the nominees have significant experience in banking, including Mr. Mnuchin (Treasury), Mr. Ross (Commerce) and Mr. Cohn (Director of the National Economic Council), with a growing list behind them. With visibility increasing around who the decision makers will be in Washington for the next four years, it became clear this could be a significant inflection point for financial services companies in terms of both fundamentals and valuations. The list of potential tailwinds is long and includes corporate tax reform, a rollback of some parts of Dodd-Frank, delayed implementation of new Department of Labor rules, and minimizing the reach of the Consumer Financial Protection Bureau (CFPB). In addition, this optimism has led to increased expectations for further rate hikes, which have been reflected in the sharp move higher in 10-year treasury yields. While we don’t believe the entire list mentioned above will be actualized, given the significance of each of the items, we believe there will be a sustained tailwind for the financial sector.

Since mergers and acquisitions (M&A) remain an important theme in the sector, we will also touch on a few key points as we exit 2016. There were a total of 246 transactions in 2016 versus 292 transactions in 2015. One reason for the decline in total transactions, in our view, was the significant uncertainty as we approached the presidential election. Post-election, however, the M&A environment has changed. With the increase in valuations, buyers who utilize their stock for a deal are able to pay higher prices while still driving the same return on investment. Over the course of 2016, eight companies in our portfolio were sold, the most notable being Yadkin, one of our top positions since September of 2013. The sale price was 2.2 times tangible book value and 14 times 2017 earnings estimates, well above the average of 1.36 times tangible book value paid in 2016.

Our largest contributors for the year included Yadkin Financial (mentioned above) and another bank based in the Carolina market, BNC Bank. Since Yadkin was acquired by FNB, BNC Bank is one of the largest independent banks left in the Carolinas. It is no surprise two of the largest contributors are geographically located in the Southeast, especially the Carolinas. We believe that area continues to be an attractive region to larger institutions.

Our largest detractors included two short positions, Washington Federal and Cullen Frost. Both stocks participated in the ‘‘Trump Bump’’ that many financials experienced which led to their detraction as short positions.

Generally speaking, the fundamentals of the sector have continued to be reasonable. Credit remains a focal point and there is a significant variance in the quality of underwriting across institutions nationwide. We see increasing examples of loose underwriting as the lending environment remains very competitive, but we also see many examples of banks staying disciplined and maintaining their conservative balance sheet management. This divergence in management styles creates opportunities over time and establishes premium multiples for those that can survive and thrive throughout a cycle. We remain focused on those institutions that will operate businesses and maintain balance sheets in order to be opportunistic regardless of the regulatory or interest rate environment. As it relates to credit, we have started to see some spread widening on commercial real estate loans. This is the result of regulatory constraints regarding the level commercial real estate can represent as a percentage of bank capital in addition to increased conservatism as higher interest rates begin putting pressure on cap rates. We are concerned about the hospitality and multifamily sectors in certain markets, as supply has been coming online faster than demand in many areas, which bears watching. It is worth noting again that a rising interest rate environment helps a lot of banks. However, as interest rates rise, banks with weaker underwriting are exposed quickly because debt service coverage becomes pressured and collateral coverage weakens as cap rates increase. For those banks that have not evaluated the quality of their cash flows, their balance sheets can be impaired quickly.

We look forward to an environment where there is less correlation, one in which fundamentals matter and good businesses are rewarded. Our research-intensive approach is well-suited to such an environment, and we are excited about the opportunities in front of us. We truly appreciate your continued support.

Anton Schutz

Portfolio Manager

* Formerly, the Burnham Financial Long/Short Fund

** The return of the KBW Bank Index (price) over the period was 25.60%.

6	RMB MENDON FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS (Unaudited)

Asset Allocations (as a % of net assets)

Long Positions	99.17%
Short Positions	(26.46)%
Cash and Other Assets, Less Liabilities	27.29%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	60.17%	(12.83)%	47.34%
Investment Banking & Brokerage	8.47%	(1.07)%	7.40%
Diversified Banks	7.59%	(1.05)%	6.54%
Consumer Finance	6.68%	(1.37)%	5.31%
Thrifts & Mortgage Finance	8.91%	(3.98)%	4.93%
Real Estate Investment Trust	0.82%	0.00%	0.82%
Asset Management & Custody Banks	2.02%	(1.53)%	0.49%
Exchange Traded Funds	0.22%	0.00%	0.22%
Multi-Line Insurance	0.04%	0.00%	0.04%
Life & Health Insurance	0.02%	0.00%	0.02%
	94.94%	(21.83)%	73.11%

% of net
Top 10 Common Stock Holdings	assets
BNC Bancorp	7.54%
Citizens Financial Group, Inc.	4.73%
Bank of America Corp.	4.56%
Synchrony Financial	4.21%
Opus Bank	4.18%
Atlantic Capital Bancshares, Inc.	3.72%
United Financial Bancorp, Inc.	3.60%
Astoria Financial Corp.	3.56%
First Foundation, Inc.	3.27%
Triumph Bancorp, Inc.	3.11%
42.48%

TOTAL RETURN† (For the period ended December 31, 2016)

Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500
Annual Returns	or CDSC	or CDSC	Index	Index
Class A
One year	9.08%	3.64%	28.51%	11.96%
Three years	12.06%	10.16%	12.20%	8.87%
Five years	16.86%	15.67%	20.93%	14.66%
Ten years	8.59%	8.04%	(0.13)%	6.95%
Class C
One year	8.32%	7.32%	28.51%	11.96%
Three years	11.26%	11.26%	12.20%	8.87%
Five years	16.03%	16.03%	20.93%	14.66%
Ten years	7.82%	7.82%	(0.13)%	6.95%
Class I
One year	9.41%	9.41%	28.51%	11.96%
Since inception
(08/20/15)	10.70%	10.70%	15.72%	6.57%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500
Total Returns	or CDSC	or CDSC	Index	Index
Class A
One year	9.08%	3.64%	28.51%	11.96%
Three years	40.71%	33.69%	41.16%	29.05%
Five years	117.91%	107.11%	158.62%	98.18%
Ten years	128.00%	116.66%	(1.04)%	95.72%
Class C
One year	8.32%	7.32%	28.51%	11.96%
Three years	37.72%	37.72%	41.16%	29.05%
Five years	110.31%	110.31%	158.62%	95.18%
Ten years	112.38%	112.38%	(1.04)%	95.72%
Class I
One year	9.41%	9.41%	28.51%	11.96%
Since inception
(08/20/15)	14.91%	14.91%	22.09%	16.83%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 2.30%, for Class C is 3.00% and Class I is 1.80%.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL LONG/SHORT FUND	7

Fund Information (Unaudited)

About Fund Performance

The RMB Fund, RMB Mendon Financial Long/Short Fund and RMB Mendon Financial Services Fund (each, a ‘‘Fund’’) have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan.

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Each Fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have higher growth rates than smaller companies might have during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting their industries, and the Fund’s net asset values may fluctuate more than a fund that invests in a wider range of industries. Because these Funds concentrate their investments in one sector of the economy (financial services), investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.

Market Indexes

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. The Funds’ value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 5003 Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Banks. They include banks providing a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Disclosure

The shareholder letter reflects opinions of Fund managers as of December 31, 2016. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2016. Indexes do not incur expenses or sales loads and are not available for investment.

8	FUND INFORMATION

RMB Fund

Portfolio Holdings As of December 31, 2016

	Number of
	Shares	Value
Common Stocks 99.13%
(percentage of net assets)
CONSUMER DISCRETIONARY 11.46%

Consumer Durables & Apparel 2.29%
• NVR, Inc.	1,150	$1,919,350

Home Improvement Retail 4.01%
Home Depot, Inc.	25,000	3,352,000

Restaurants 2.65%
Starbucks Corp.	40,000	2,220,800

Retailing 2.51%
• Priceline Group, Inc.	1,434	2,102,330
Total Consumer Discretionary (Cost: $6,118,903)		9,594,480

CONSUMER STAPLES 14.77%
Biotechnology 5.68%
Amgen, Inc.	20,000	2,924,200
• Regeneron Pharmaceuticals, Inc.	5,000	1,835,450
		4,759,650
Drug Retail 3.43%
CVS Health Corp.	36,350	2,868,379

Hypermarkets & Super Centers 4.41%
Costco Wholesale Corp.	23,050	3,690,535

Soft Drinks 1.25%
PepsiCo, Inc.	10,000	1,046,300
Total Consumer Staples (Cost: $8,379,264)		12,364,864

ENERGY 5.68%
Integrated Oil & Gas 3.17%
Chevron Corp.	18,700	2,200,990
Exxon Mobil Corp.[a]	2,000	180,520
Royal Dutch Shell PLC, Class Aa	5,000	271,900
		2,653,410
Oil & Gas — Equipment & Services 2.51%
Schlumberger, Ltd.	25,000	2,098,750
Total Energy (Cost: $4,345,822)		4,752,160

FINANCIAL SERVICES 12.51%
Diversified Banks 4.12%
JPMorgan Chase & Co.[a]	40,000	3,451,600

Investment Banking & Brokerage 3.52%
Morgan Stanley	69,700	2,944,825

Multi-Sector Holdings 4.87%
• Berkshire Hathaway, Inc., Class B	25,000	4,074,500
Total Financial Services (Cost: $6,410,285)		10,470,925

HEALTH CARE 9.12%
Health Care Equipment 6.26%
Becton, Dickinson and Co.	15,500	2,566,025
STERIS PLC	39,668	2,673,227
		5,239,252
Managed Health Care 2.86%
UnitedHealth Group, Inc.	15,000	2,400,600
Total Health Care (Cost: $6,211,108)		7,639,852

INDUSTRIALS 11.28%
Aerospace & Defense 1.39%
Northrop Grumman Corp.	5,000	1,162,900

Commerical & Professional Services 5.66%
• IHS Markit, Ltd.	77,425	2,741,619
Ritchie Bros Auctioneers, Inc.	58,600	1,992,400
		4,734,019
Industrial Conglomerates 1.24%
General Electric Co.	33,000	1,042,800

Transportation 2.99%
Macquarie Infrastructure Corp.	30,620	2,501,654
Total Industrials (Cost: $8,855,372)		9,441,373

INFORMATION TECHNOLOGY 31.71%
Data Processing & Outsourced Services 6.89%
Alliance Data Systems Corp.	9,550	2,182,175
Visa, Inc.[a]	46,000	3,588,920
		5,771,095
Internet Software & Services 11.27%
• Alphabet, Inc., Class A	5,000	3,962,250
• Alphabet, Inc., Class C	4,013	3,097,314
• Cognizant Technology Solutions Corp., Class A	42,350	2,372,870
		9,432,434
IT Consulting & Other Services 2.42%
Accenture PLC	17,300	2,026,349

Semiconductors 2.78%
Microchip Technology, Inc.	36,270	2,326,721

Technology Hardware, Storage & Peripherals 8.35%
Apple, Inc.[a]	60,365	6,991,474
Total Information Technology (Cost: $13,939,908)		26,548,073

REAL ESTATE 2.60%
Real Estate Investment Trust 2.60%
American Tower Corp.	20,600	2,177,008
Total Real Estate (Cost: $2,160,786)		2,177,008
Total Common Stocks (Cost: $56,421,448)		82,988,735

Short-Term Instruments 2.11%
(percentage of net assets)

MONEY MARKET FUND 2.11%
Fidelity Treasury Portfolio, Class I, 0.35%	1,762,458	1,762,458
Total Money Market Fund (Cost: $1,762,458)		1,762,458
Total Short-Term Instruments (Cost: $1,762,458)		1,762,458
Total Investments 101.24%
(Cost: $58,183,906)		$84,751,193

Call option written (0.67)%
(Premiums received: $145,417)		(559,130)

Liabilities, less cash and other assets (0.57)%		(477,611)

Net Assets 100.00%		$83,714,452

See Notes to Financial Statements	RMB FUND	9

RMB Fund

Portfolio Holdings (Continued) As of December 31, 2016

	Number of
	Contracts	Value
Call Option Written (0.67)%
(percentage of net assets)

ENERGY (0.05)%
Integrated Oil & Gas (0.05)%
Exxon Mobil Corp., Calls
@ 80 due Jan 2017	(20)	$(20,600)
Royal Dutch Shell PLC, Class A, Calls
@ 50 due Jan 2017	(50)	(24,200)
		(44,800)
Total Energy (Premiums received: $19,422)		(44,800)

FINANCIAL SERVICES (0.52)%
Diversified Banks (0.52)%
JPMorgan Chase & Co., Calls
@ 57.5 due Jan 2017	(150)	(432,000)
Total Financial Services
(Premiums received: $66,742)		(432,000)

INFORMATION TECHNOLOGY (0.10)%
Data Processing & Outsourced Services (0.00)%[b]
Visa, Inc., Calls
@ 80 due Jan 2017	(30)	(1,680)
@ 85 due Jan 2017	(50)	(150)
		(1,830)
Technology Hardware, Storage & Peripherals (0.10)%
Apple, Inc., Calls
@ 100 due Jan 2017	(50)	(80,500)
Total Information Technology
(Premiums received: $59,253)		(82,330)
Total Call Option Written
(Premiums received: $145,417)		(559,130)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2016, based on securities owned was $58,243,440.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2016 was $27,007,865 and $(500,112), respectively, and net unrealized appreciation was $26,507,753.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Rounds to less than 0.005%.

10	RMB FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings As of December 31, 2016

	Number of
	Shares	Value
Common Stocks 85.28%
(percentage of net assets)

BANKS 70.94%
Banks — Regional 70.94%
Ameris Bancorp	200,000	$8,720,000
• Atlantic Capital Bancshares, Inc.	830,743	15,784,117
BankUnited, Inc.	154,777	5,833,545
BNC Bancorp	862,269	27,506,381
Boston Private Financial Holdings, Inc.	436,860	7,230,033
Camden National Corp.	120,000	5,334,000
Capital Bank Financial Corp.	225,000	8,831,250
Citizens Financial Group, Inc.[a]	100,000	3,563,000
CoBiz Financial, Inc.	103,000	1,739,670
ConnectOne Bancorp, Inc.	20,650	535,868
• Equity Bancshares, Inc., Class A	292,050	9,824,562
Evans Bancorp, Inc.	43,004	1,356,776
• FB Financial Corp.	451,694	11,721,459
Fidelity Southern Corp.	442,504	10,474,070
First Bancorp	159,250	4,322,045
First Bancshares, Inc.[b]	359,304	9,880,860
First Community Corp.	168,631	3,043,790
First Connecticut Bancorp, Inc.	145,411	3,293,559
• First Foundation, Inc.	360,674	10,279,209
Guaranty Bancorp	316,920	7,669,464
Home BancShares, Inc.	313,750	8,712,837
• HomeTrust Bancshares, Inc.	279,710	7,244,489
IBERIABANK Corp.	100,000	8,375,000
Independent Bank Group, Inc.	16,650	1,038,960
Lakeland Bancorp, Inc.	650,000	12,675,000
Live Oak Bancshares, Inc.	67,815	1,254,578
Old Line Bancshares, Inc.	229,211	5,496,480
Old Second Bancorp, Inc.	283,288	3,130,332
Opus Bank	512,460	15,399,423
• Paragon Commercial Corp.	106,447	4,653,863
Park Sterling Corp.	1,260,176	13,597,299
Renasant Corp.	60,940	2,572,887
• Seacoast Banking Corp. of Florida	309,280	6,822,717
Shore Bancshares, Inc.	219,321	3,344,645
• Southern First Bancshares, Inc.	256,782	9,244,152
Southern National Bancorp of Virginia, Inc.	271,776	4,440,820
State Bank Financial Corp.	185,739	4,988,950
Sun Bancorp, Inc.	42,338	1,100,788
SunTrust Banks, Inc.[a]	100	5,485
Synovus Financial Corp.[a]	100,000	4,108,000
• Triumph Bancorp, Inc.	505,596	13,221,335
United Bankshares, Inc.	312,184	14,438,510
Univest Corp. of Pennsylvania	45,000	1,390,500
Valley National Bancorp	298,250	3,471,630
• Veritex Holdings, Inc.	322,860	8,623,591
WashingtonFirst Bankshares, Inc.	100,957	2,926,743
• Western Alliance Bancorp	150,000	7,306,500
• Xenith Bankshares, Inc.	187,767	5,295,029
		331,824,201
Total Banks (Cost: $242,920,720)		331,824,201

DIVERSIFIED FINANCIALS 4.77%
Asset Management & Custody Banks 0.79%
Manning & Napier, Inc.	69,590	525,404
Silvercrest Asset Management Group, Inc.	240,658	3,164,653
		3,690,057

Consumer Finance 0.78%
Synchrony Financial[a]	100,000	3,627,000

Investment Banking & Brokerage 2.66%
• Cowen Group, Inc.	599,407	9,290,808
Houlihan Lokey, Inc.	100,815	3,137,363
		12,428,171
Other Diversified Financial Services 0.29%
• Performant Financial Corp.	583,418	1,371,032

Real Estate Investment Trust 0.19%
Community Healthcare Trust, Inc.	39,215	903,122

Unregistered Investment Company 0.06%
Peregrine Holdings LLC [b,c,10,11,14]	275,000	284,752
Total Diversified Financials (Cost: $19,491,652)		22,304,134

INDUSTRIALS 0.86%
Trading Companies & Distributors 0.86%
• AerCap Holdings NV	96,340	4,008,707
Total Industrials (Cost: $4,212,560)		4,008,707

THRIFTS & MORTGAGE FINANCE 8.71%
Thrifts & Mortgage Finance 8.71%
• ASB Bancorp, Inc.	105,823	3,095,323
Astoria Financial Corp.	210,000	3,916,500
• Atlantic Coast Financial Corp.	538,908	3,664,574
Kearny Financial Corp.	113,212	1,760,447
New York Community Bancorp, Inc.	31,478	500,815
OceanFirst Financial Corp.	578,860	17,383,166
United Financial Bancorp, Inc.	574,935	10,440,819
		40,761,644
Total Thrifts & Mortgage Finance
(Cost: $28,217,754)		40,761,644
Total Common Stocks (Cost: $294,842,686)		398,898,686

Warrants 0.71%
(percentage of net assets)

BANKS 0.71%
Banks — Regional 0.71%
• M&T Bank Corp., Expires 12/23/18	40,000	3,320,000
Total Banks (Cost: $1,281,600)		3,320,000
Total Warrants (Cost: $1,281,600)		3,320,000

Short-Term Instruments 3.21%
(percentage of net assets)

MONEY MARKET FUND 3.21%
Fidelity Treasury Portfolio, Class I, 0.35%	15,000,000	15,000,000
Total Money Market Fund (Cost: $15,000,000)		15,000,000
Total Short-Term Instruments
(Cost: $15,000,000)		15,000,000
Total Investments 89.20%
(Cost: $311,124,286)		$417,218,686

Call option written (0.47)%
(Premiums received: $302,510)		(2,196,140)
Cash and other assets, less liabilities 11.27%		52,703,621

Net Assets 100.00%		$467,726,167

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	11

RMB Mendon Financial Services Fund

Portfolio Holdings (Continued) As of December 31, 2016

	Number of
	Contracts	Value
Call Option Written (0.47)%
(percentage of net assets)

BANKS (0.34)%
Banks — Regional (0.34)%
Citizens Financial Group, Inc., Calls
@ 25 due Jan 2017	(1,000)	$(1,020,000)
SunTrust Banks, Inc., Calls
@ 43 due Jan 2017	(1)	(1,140)
Synovus Financial Corp., Calls
@ 35 due Feb 2017	(1,000)	(580,000)
Total Banks (Premiums received: $185,053)		(1,601,140)

DIVERSIFIED FINANCIALS (0.13)%
Consumer Finance (0.13)%
Synchrony Financial, Calls
@ 29 due Jan 2017	(500)	(345,000)
@ 31 due Jan 2017	(500)	(250,000)
Total Diversified Financials
(Premiums received: $117,457)		(595,000)
Total Call Option Written
(Premiums received: $302,510)		(2,196,140)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2016, based on securities owned was $312,487,616.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2016 was $107,941,417 and $(3,210,347), respectively, and net unrealized appreciation was $104,731,070.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Affiliated company.

[c]	Indicates a fair valued security. Total market value for fair valued securities is $284,752, representing 0.06% of net assets.

12	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2016

	Number of
	Shares	Value
Common Stocks 93.52%
(percentage of net assets)

BANKS 66.51%
Banks — Regional 58.99%
Ameris Bancorp[a]	200,000	$8,720,000
• Atlantic Capital Bancshares, Inc.	590,720	11,223,680
BankUnited, Inc.	229,775	8,660,220
BNC Bancorp[a]	712,572	22,731,047
Boston Private Financial Holdings, Inc.	500,000	8,275,000
Citizens Financial Group, Inc.[a,b]	400,000	14,252,000
ConnectOne Bancorp, Inc.	47,940	1,244,043
Fidelity Southern Corp.	4,597	108,811
• First Foundation, Inc.	346,124	9,864,534
First Horizon National Corp.[b]	174,000	3,481,740
Guaranty Bancorp	296,701	7,180,164
Home BancShares, Inc.	86,250	2,395,162
• HomeTrust Bancshares, Inc.[a]	212,829	5,512,271
Live Oak Bancshares, Inc.	90,745	1,678,783
Opus Bank[a]	418,960	12,589,748
Park Sterling Corp.	776,000	8,373,040
Renasant Corp.	60,940	2,572,887
• Seacoast Banking Corp. of Florida	212,620	4,690,397
State Bank Financial Corp.	288,403	7,746,505
Synovus Financial Corp.[a,b]	225,000	9,243,000
• Triumph Bancorp, Inc.[a]	358,943	9,386,359
Valley National Bancorp	298,250	3,471,630
• Western Alliance Bancorp	150,000	7,306,500
• Xenith Bankshares, Inc.	256,047	7,220,525
		177,928,046
Diversified Banks 7.52%
Bank of America Corp.[a,b]	622,700	13,761,670
Citigroup, Inc.[b]	150,000	8,914,500
		22,676,170
Total Banks (Cost: $143,181,374)		200,604,216

DIVERSIFIED FINANCIALS 17.87%
Asset Management & Custody Banks 2.01%
Manning & Napier, Inc.	175,887	1,327,947
Silvercrest Asset Management Group, Inc.	360,103	4,735,354
		6,063,301
Consumer Finance 6.60%
Discover Financial Services[b]	100,000	7,209,000
Synchrony Financial[b]	350,000	12,694,500
		19,903,500
Investment Banking & Brokerage 8.44%
• Cowen Group, Inc.	500,000	7,750,000
• E*TRADE Financial Corp.[b]	200,000	6,930,000
Houlihan Lokey, Inc.	89,080	2,772,170
Morgan Stanley[b]	189,200	7,993,700
		25,445,870
Real Estate Investment Trust 0.82%
Community Healthcare Trust, Inc.	107,763	2,481,782
Total Diversified Financials (Cost: $44,854,773)		53,894,453

INDUSTRIALS 0.24%
Trading Companies & Distributors 0.24%
• CAI International, Inc.	81,490	706,518
Total Industrials (Cost: $903,997)		706,518

THRIFTS & MORTGAGE FINANCE 8.90%
Thrifts & Mortgage Finance 8.90%
Astoria Financial Corp.[a]	575,000	10,723,750
New York Community Bancorp, Inc.[a]	331,478	5,273,815
United Financial Bancorp, Inc.[a]	597,578	10,852,017
		26,849,582
Total Thrifts & Mortgage Finance
(Cost: $22,755,551)		26,849,582
Total Common Stocks (Cost: $211,695,695)		282,054,769

Warrants 1.10%
(percentage of net assets)

BANKS 1.10%
Banks — Regional 1.10%
• M&T Bank Corp., Expires 12/23/18	40,000	3,320,000
Total Banks (Cost: $1,281,600)		3,320,000
Total Warrants (Cost: $1,281,600)		3,320,000

	Number of
	Contracts
Put Option Long 0.54%
(percentage of net assets)

BANKS 0.13%
Banks — Regional 0.06%
BB&T Corp., Puts
@ 45 due Jan 2017	750	30,000
@ 46 due Jan 2017	750	45,750
Fifth Third Bancorp, Puts
@ 25 due Jan 2017	750	9,750
@ 26 due Jan 2017	1,500	43,500
First Republic Bank, Puts
@ 85 due Jan 2017	375	15,000
PNC Financial Services Group, Inc., Puts
@ 110 due Jan 2017	375	24,000
		168,000
Diversified Banks 0.07%
JPMorgan Chase & Co., Puts
@ 84 due Jan 2017	750	19,500
@ 85 due Jan 2017	750	36,750
US Bancorp, Puts
@ 51 due Jan 2017	750	34,500
@ 51.5 due Jan 2017	750	36,750
Wells Fargo & Co., Puts
@ 53.5 due Jan 2017	750	37,500
@ 54 due Jan 2017	750	51,000
		216,000
Total Banks (Cost: $492,262)		384,000
DIVERSIFIED FINANCIALS 0.12%
Asset Management & Custody Banks 0.01%
Bank of New York Mellon Corp., Puts
@ 47 due Jan 2017	750	23,250

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	13

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2016

	Number of
	Contracts	Value
Consumer Finance 0.08%
American Express Co., Puts
@ 70 due Jan 2017	750	$54,750
@ 73.5 due Jan 2017	750	47,250
Capital One Financial Corp., Puts
@ 85 due Jan 2017	750	27,000
@ 85 due Jan 2017	750	66,750
@ 86 due Jan 2017	750	54,750
		250,500
Investment Banking & Brokerage 0.03%
Charles Schwab Corp., Puts
@ 39 due Jan 2017	750	28,500
TD Ameritrade Holding Corp., Puts
@ 40 due Jan 2017	750	22,500
@ 42 due Jan 2017	750	41,250
		92,250
Total Diversified Financials (Cost: $393,273)		366,000

EXCHANGE TRADED FUNDS 0.22%
Exchange Traded Funds 0.22%
Financial Select Sector SPDR Fund, Puts
@ 22.5 due Jan 2017	1,500	7,500
@ 22.5 due Jan 2017	1,500	13,500
@ 23 due Jan 2017	1,500	21,000
@ 23 due Jan 2017	1,500	31,500
@ 23 due Jan 2017	1,500	43,500
iShares MSCI Emerging Markets ETF, Puts
@ 33 due Jan 2017	1,500	12,000
@ 33.5 due Jan 2017	750	10,500
@ 34 due Jan 2017	750	7,500
@ 34.5 due Jan 2017	750	14,250
iShares Russell 2000 ETF, Puts
@ 131 due Jan 2017	750	21,000
@ 132 due Jan 2017	750	26,250
@ 133 due Jan 2017	750	41,250
@ 133 due Jan 2017	750	86,250
SPDR S&P Bank ETF, Puts
@ 40 due Jan 2017	750	3,750
@ 42 due Jan 2017	750	22,500
SPDR S&P Regional Banking ETF, Puts
@ 53 due Jan 2017	750	3,000
@ 54 due Jan 2017	750	12,750
@ 54.5 due Jan 2017	750	41,250
@ 55 due Jan 2017	750	29,250
SPDR S&P500 ETF Trust, Puts
@ 221.5 due Jan 2017	750	50,250
@ 222 due Jan 2017	750	57,750
@ 222 due Jan 2017	750	108,000
		664,500
Total Exchange Traded Funds (Cost: $805,285)		664,500

INSURANCE 0.07%
Life & Health Insurance 0.02%
Aflac, Inc., Calls
@ 65 due Jan 2017	750	9,750
@ 67.5 due Jan 2017	750	25,500
Principal Financial Group, Inc., Puts
@ 55 due Jan 2017	750	30,000
		65,250

Multi-line Insurance 0.04%
American International Group, Inc., Puts
@ 65.5 due Jan 2017	750	57,000
@ 65 due Jan 2017	750	60,000
Hartford Financial Services Group, Inc., Puts
@ 47 due Jan 2017	750	17,250
		134,250
Property & Casualty Insurance 0.01%
Progressive Corp., Puts
@ 35 due Jan 2017	750	26,250
		26,250
Total Insurance (Cost: $271,656)		225,750
Total Put Option Long (Cost: $1,962,476)		1,640,250

	Number of
	Shares
Short-Term Instruments 3.98%
(percentage of net assets)

Money Market Fund 3.98%
Fidelity Treasury Portfolio, Class I, 0.35%	12,000,000	12,000,000
Total Money Market Fund (Cost: $12,000,000)		12,000,000
Total Short-Term Instruments (Cost: $12,000,000)		12,000,000
Total Investments 99.14%
(Cost: $226,939,771)		$299,015,019

Short Sales (23.20)%
(Proceeds: $58,622,229)		(69,976,894)

Call option written (3.25)%
(Premiums received: $1,329,233)		(9,811,282)
Cash and other assets, less liabilities 27.31%		82,386,711
Net Assets 100.00%		$301,613,554

Short Sales (23.20)%
(percentage of net assets)

BANKS (12.12)%
Banks — Regional (12.12)%
Bank of Hawaii Corp.	(21,000)	(1,862,490)
BOK Financial Corp.	(24,350)	(2,022,024)
Cathay General Bancorp	(67,500)	(2,567,025)
City Holding Co.	(25,000)	(1,690,000)
Columbia Banking System, Inc.	(45,000)	(2,010,600)
Commerce Bancshares, Inc.	(94,500)	(5,463,045)
Cullen/Frost Bankers, Inc.	(60,000)	(5,293,800)
Great Western Bancorp, Inc.	(90,000)	(3,923,100)
Hilltop Holdings, Inc.	(67,500)	(2,011,500)
Investors Bancorp, Inc.	(120,000)	(1,674,000)
Old National Bancorp	(99,740)	(1,810,281)
People’s United Financial, Inc.	(225,000)	(4,356,000)
Trustmark Corp.	(52,500)	(1,871,625)
		(36,555,490)
Total Banks (Proceeds received: $28,958,883)		(36,555,490)

DIVERSIFIED FINANCIALS (3.89)%
Asset Management & Custody Banks (1.53)%
BlackRock, Inc.	(12,120)	(4,612,145)

Consumer Finance (0.94)%
First Cash Financial Services, Inc.	(60,000)	(2,820,000)

14	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2016

	Number of
	Shares	Value
Financial Exchanges & Data (1.43)%
Moody’s Corp.	(45,700)	$(4,308,139)
Total Diversified Financials
(Proceeds received: $11,550,054)		(11,740,284)

INDUSTRIALS (1.05)%
Trading Companies & Distributors (1.05)%
• United Rentals, Inc.	(30,000)	(3,167,400)
Total Industrials
(Proceeds received: $2,667,504)		(3,167,400)

INSURANCE (1.71)%
Property & Casualty Insurance (1.71)%
Axis Capital Holdings, Ltd.	(51,000)	(3,328,770)
The Travelers Cos., Inc.	(15,000)	(1,836,300)
		(5,165,070)
Total Insurance (Proceeds received: $4,614,073)		(5,165,070)

REAL ESTATE (0.45)%
Real Estate Services (0.45)%
HFF, Inc.	(45,000)	(1,361,250)
		(1,361,250)
Total Real Estate (Proceeds received: $1,355,376)		(1,361,250)

THRIFTS & MORTGAGE FINANCE (3.98)%
Thrifts & Mortgage Finance (3.98)%
Northwest Bancshares, Inc.	(180,000)	(3,245,400)
• Walker & Dunlop, Inc.	(60,000)	(1,872,000)
Washington Federal, Inc.	(200,000)	(6,870,000)
		(11,987,400)
Total Thrifts & Mortgage Finance
(Proceeds received: $9,476,339)		(11,987,400)
Total Short Sales (Proceeds: $58,622,229)		(69,976,894)

	Number of
	Contracts
Call Option Written (3.25)%
(percentage of net assets)

BANKS (1.75)%
Banks — Regional (0.70)%
Citizens Financial Group, Inc., Calls
@ 25 due Jan 2017	(1,500)	(1,530,000)
First Horizon National Corp., Calls
@ 15 due Feb 2017	(1)	(460)
Synovus Financial Corp., Calls
@ 35 due Feb 2017	(1,000)	(580,000)
		(2,110,460)
Diversified Banks (1.05)%
Bank of America Corp., Calls
@ 15 due Jan 2017	(275)	(196,625)
@ 16 due Jan 2017	(946)	(574,222)
@ 17 due Feb 2017	(2,000)	(1,032,000)
@ 22 due Apr 2017	(1,000)	(156,000)
Citigroup, Inc., Calls
@ 47 due Jan 2017	(500)	(625,500)
@ 52.5 due Jan 2017	(500)	(357,000)
@ 55 due Jan 2017	(500)	(232,500)
		(3,173,847)
Total Banks (Premiums received: $730,438)		(5,284,307)

DIVERSIFIED FINANCIALS (1.50)%
Consumer Finance (0.43)%
Discover Financial Services, Calls
@ 62.5 due Jan 2017	(500)	(492,000)
@ 65 due Apr 2017	(125)	(108,875)
Synchrony Financial, Calls
@ 29 due Jan 2017	(500)	(345,000)
@ 31 due Jan 2017	(500)	(250,000)
@ 36 due Jan 2017	(1,000)	(105,000)
		(1,300,875)
Investment Banking & Brokerage (1.07)%
E*TRADE Financial Corp., Calls
@ 27 due Jan 2017	(1,000)	(715,000)
@ 34 due Jan 2017	(500)	(65,500)
Morgan Stanley, Calls
@ 28 due Jan 2017	(850)	(1,220,600)
@ 30 due Jan 2017	(1,000)	(1,225,000)
		(3,226,100)
Total Diversified Financials
(Premiums received: $598,795)		(4,526,975)
Total Call Option Written
(Premiums received: $1,329,233)		(9,811,282)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2016, based on securities owned was $228,473,987.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2016 was $73,405,784 and $(2,864,752), respectively, and net unrealized depreciation was $(70,541,032).

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $67,292,750. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	15

Statements of Assets and Liabilities As of December 31, 2016

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$58,183,906	$304,277,215	$226,939,771
Investments at cost of affiliated securities[10,14]	—	6,847,071	—
Total investments at cost	58,183,906	311,124,286	226,939,771
Net unrealized appreciation on unaffiliated investments	26,567,287	102,775,859	72,075,248
Net unrealized appreciation on affiliated investments[10]	—	3,318,541	—
Investments at value - unaffiliated	84,751,193	407,053,074	299,015,019
Investments at value - affiliated	—	10,165,612	—
Total investments at value	84,751,193	417,218,686	299,015,019
Cash	—	52,288,620	14,972,239
Cash on deposit for securities sold short	—	—	70,375,621
Dividends and interest receivable	40,253	186,237	148,146
Receivable for capital stock sold	—	4,825,225	1,301,333
Receivable for investments sold	—	1,786,510	1,823,914
Prepaid expenses	46,632	68,344	82,977
Other receivables	—	966	2,183
Total assets	84,838,078	476,374,588	387,721,432

Liabilities:
Payable for dividend declared on short sales	—	—	19,380
Payable for fund shares redeemed	442,812	1,056,623	1,004,355
Payable for investments purchased	—	4,887,432	4,887,357
Short sales at value*	—	—	69,976,894
Options written at value**[7,15]	559,130	2,196,140	9,811,282
Payable for auditing and legal fees	36,396	36,396	45,397
Payable for administration fees[2]	3,881	19,821	13,801
Payable for investment advisory fees[3]	12,175	180,866	132,251
Payable for distribution fees and service fees[4]	21,635	120,423	73,022
Payable for printing fees	5,577	5,669	6,248
Payable for transfer agent fees	30,188	122,082	104,137
Accrued expenses and other payables	11,832	22,969	33,754
Total liabilities	1,123,626	8,648,421	86,107,878
Net assets	$83,714,452	$467,726,167	$301,613,554

Analysis of Net Assets:[8]
By source:
Par value	$325,287	$1,141,498	$1,662,590
Capital paid-in	48,234,665	343,088,359	258,125,625
Accumulated undistributed net investment (loss)	—	—	—
Accumulated net realized gain/(loss) on investments	9,000,925	19,295,540	(10,413,196)
Net unrealized appreciation on investments, written options and short sales	26,153,575	104,200,770	52,238,535
Net assets	$83,714,452	$467,726,167	$301,613,554

By share class:
Net assets:
Class A	$78,787,351	$420,478,827	$196,132,477
Class C	$4,927,101	$47,247,340	$28,142,850
Class I	$—	$—	$77,338,227
NAV (par value $0.10 per share)
Class A5	$25.93	$41.30	$18.24
Class C	$23.02	$38.32	$17.03
Class I	$—	$—	$18.33
Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	3,038,860	10,182,129	10,755,187
Class C	214,013	1,232,847	1,652,473
Class I	—	—	4,218,235

*	The payables for shorts include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $58,622,229.
**	The Payables for options written include premiums received for the following amounts: RMB Fund $145,417, RMB Mendon Financial Services Fund $302,510 and RMB Mendon Financial Long/Short Fund $1,329,233.

16	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2016

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$6,166	$22,340	$22,908
Dividends*	1,601,845	4,306,060 **	5,144,237
Total income	1,608,011	4,328,400	5,167,145

Expenses:
Investment advisory fees[3]	581,543	2,213,152	2,705,231
Performance adjustment	—	—	101,170
Administration fees[2]	101,397	269,635	291,979
Interest expense on securities sold short	—	—	43,848
Dividend expense on securities sold short	—	—	1,257,231
Service fees (Class C)[4]	18,252	80,046	62,504
Distribution fees (Class A)[4]	224,107	657,671	631,527
Distribution fees (Class C)[4]	54,757	240,139	187,512
Transfer agent fees	71,703	321,208	309,755
Audit and legal fees	174,827	174,827	186,401
Reports to shareholders	63,768	63,860	67,452
Trustees’ fees	97,079	97,079	97,079
Insurance expenses	26,346	26,343	26,343
Custodian fees	7,656	10,468	86,859
Registration fees and expenses	21,708	39,958	53,861
Fund accounting expenses	60,852	147,099	165,082
Miscellaneous expenses	45,791	55,059	69,637
Total expenses before recoupment and extraordinary expense	1,549,786	4,396,544	6,343,471
Net contractual recoupment by adviser[6]	—	—	132,035
Extraordinary expense[6]	88,972	24,654	22,881
Net expenses	1,638,758	4,421,198	6,498,387
Net investment loss	$(30,747)	$(92,798)	$(1,331,242)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain/(loss) from securities, written options and short sales transactions:
Realized gain on investments	33,114,322	26,381,625	8,448,972
Realized gain/(loss) on written options	513,695	(523,098)	3,165,102
Realized gain/(loss) on purchased options	—	—	(22,614,041)
Realized gain on short sales	—	—	1,219,689
Net realized gain/(loss) from securities, written options and short sales transactions	33,628,017	25,858,527	(9,780,278)

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	(33,612,071)	70,420,851	47,844,197
Net unrealized appreciation/(depreciation) on purchased options	—	—	83,498
Net unrealized depreciation on written options	(381,022)	(1,914,347)	(10,733,123)
Net unrealized depreciation on short sales transactions	—	—	(11,578,976)
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	(33,993,093)	68,506,504	25,615,596
Net realized and unrealized gain/(loss) on investments, written options and short sales transactions	(365,076)	94,365,031	15,835,318
Net increase (decrease) in net assets resulting from operations	$(395,823)	$94,272,233	$14,504,076

*	Net of foreign taxes withheld of $2,820 for the RMB Fund.
**	Includes affiliated dividends of $47,725.[10]

See Notes to Financial Statements	OPERATIONS	17

Statements of Changes in Net Assets

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$(30,747)	$271,278	$(92,798)	$(101,915)	$(1,331,242)	$(693,084)
Net realized gain/(loss) on transactions	33,628,017	10,120,958	25,858,527	7,836,285	(9,780,278)	9,154,934
Unrealized appreciation/(depreciation)	(33,993,093)	(7,759,923)	68,506,504	15,302,029	25,615,596	10,236,622
Net increase (decrease) in net assets resulting from operations	(395,823)	2,632,313	94,272,233	23,036,399	14,504,076	18,698,472

Distributions to shareholders:
From net investment income:
Class A shares	(201,008)	—	—	—	—	—
Total distributions from net investment income	(201,008)	—	—	—	—	—

From realized gains from securities transactions:
Class A shares	(22,049,133)	(10,019,812)	(5,873,137)	(6,863,622)	(894,206)	(6,531,044)
Class C shares	(1,520,831)	(1,136,057)	(716,535)	(940,797)	(137,367)	(558,469)
Class I shares	—	—	—	—	(382,989)	(759,532)
Total distributions from realized gains	(23,569,964)	(11,155,869)	(6,589,672)	(7,804,419)	(1,414,562)	(7,849,045)
Total distributions to shareholders	(23,770,972)	(11,155,869)	(6,589,672)	(7,804,419)	(1,414,562)	(7,849,045)
Increase/(decrease) in net assets derived from capital share transactions	(13,918,664)	(9,326,011)	128,207,831	147,622,696	(97,847,411)	294,262,870
Redemption fees[13]	17,410	132	63,653	11,095	46,479	54,640
Increase/(decrease) in net assets for the period	(38,068,049)	(17,849,435)	215,954,045	162,865,771	(84,711,418)	305,166,937

Net assets:
Beginning of period	121,782,501	139,631,936	251,772,122	88,906,351	386,324,972	81,158,035
End of period	$83,714,452	$121,782,501	$467,726,167	$251,772,122	$301,613,554	$386,324,972
Undistributed net investment income/(loss), end of period	$—	$(1,245,370)	$—	$—	$—	$—

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015	2016	2015
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$927,510	$3,339,205	$238,294,141	$148,154,159	$90,646,306	$285,515,536
Net asset value of shares issued to shareholders in reinvestment of dividends	20,074,315	9,112,103	5,467,232	6,151,724	737,745	5,606,589
Cost of shares redeemed	(30,206,665)	(18,736,162)	(126,500,752)	(19,422,848)	(217,599,706)	(50,931,286)
Net increase/(decrease)	$(9,204,840)	$(6,284,854)	$117,260,621	$134,883,035	$(126,215,655)	$240,190,839

Class C
Net proceeds from sale of shares	$68,962	$464,602	$15,628,319	$13,466,803	$6,180,704	$14,484,205
Net asset value of shares issued to shareholders in reinvestment of dividends	1,413,820	1,073,204	673,976	874,992	115,866	507,543
Cost of shares redeemed	(6,196,606)	(4,578,963)	(5,355,085)	(1,602,134)	(5,383,010)	(1,820,670)
Net increase/(decrease)	$(4,713,824)	$(3,041,157)	$10,947,210	$12,739,661	$913,560	$13,171,078

Class I
Net proceeds from sale of shares	$—	$—	$—	$—	$60,085,384	$41,241,746
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	364,795	759,530
Cost of shares redeemed	—	—	—	—	(32,995,495)	(1,100,323)
Net increase	$—	$—	$—	$—	$27,454,684	$40,900,953
Net increase/(decrease) in net assets derived from capital shares transactions	$(13,918,664)	$(9,326,011)	$128,207,831	$147,622,696	$(97,847,411)	$294,262,870

Share Transactions
Class A
Shares sold	27,981	85,385	7,089,583	4,664,352	5,748,262	17,145,767
Shares issued for reinvestments	762,702	252,273	134,528	189,225	40,602	327,297
Shares redeemed	(911,747)	(477,692)	(3,997,783)	(650,034)	(14,074,676)	(3,159,865)
Net increase/(decrease)	(121,064)	(140,034)	3,226,328	4,203,543	(8,285,812)	14,313,199

Class C
Shares sold	2,325	12,635	493,752	458,677	416,112	930,787
Shares issued for reinvestments	60,471	32,199	17,863	28,735	6,828	31,466
Shares redeemed	(206,290)	(124,935)	(171,885)	(56,321)	(362,473)	(119,504)
Net increase/(decrease)	(143,494)	(80,101)	339,730	431,091	60,467	842,749

Class I
Shares sold	—	—	—	—	3,777,284	2,477,036
Shares issued for reinvestments	—	—	—	—	19,967	44,262
Shares redeemed	—	—	—	—	(2,035,785)	(64,529)
Net increase	—	—	—	—	1,761,466	2,456,769

See Notes to Financial Statements	CHANGES IN NET ASSETS	19

Statement of Cash Flows (For the Year Ended December 31, 2016)

RMB Mendon Financial Long/Short Fund

Cash flows from operating activities
Net increase in net assets resulting from operations	$14,504,076

Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Cash provided by operating activities:
Purchases of long-term portfolio investments	(176,417,963)
Sales of long-term portfolio investments	316,148,106
Proceeds from short sales	151,431,204
Closed short transactions	(140,256,194)
Purchase of options	(66,860,886)
Sale of options	43,829,968
Premiums received for written options	5,970,668
Purchases to cover written options	(4,136,343)
Sales of short-term portfolio investments, net	2,587,145
Increase in deposit for securities sold short	(38,382,956)
Decrease in receivable for dividends and Interest	90,012
Decrease in receivable for investments sold	15,266,683
Increase in prepaid expenses	(45,274)
Increase in other receivables	(775)
Increase in payable for dividend declared on short sales	4,415
Decrease in payable for investments purchased	(2,040,143)
Decrease in payable for auditing and legal fees	(3,167)
Decrease in payable for administration fees	(23,248)
Increase in investment advisory fees	(47,599)
Decrease in payable for distribution and service fees	(24,543)
Increase in payable for printing fees	5,057
Increase in payable for transfer agent fees	104,137
Increase in accrued expenses and other payables	7,983
Net realized loss on investments	9,780,278
Net change in accumulated unrealized appreciation on investments	(25,615,596)
Net cash provided by operating activities	105,875,045

Cash flows provided by(used for) financing activities:
Proceeds from shares sold, net of receivable for beneficial interest sold	164,909,226
Payment of shares redeemed, net of payable for beneficial interest redeemed	(255,768,120)
Distributions paid to shareholders, net of reinvestments	(196,156)

Net cash used in financing activities	(91,055,050)
Net change in cash	14,819,995
Cash at beginning of period	152,244
Cash at end of period	$14,972,239

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $1,218,406.

20	CASH FLOWS	See Notes to Financial Statements

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Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain (loss) on	Total from	from net	Distributions	securities
	beginning	income	securities and	investment	investment	from return	and options	Total
	of period	(loss)[a]	options[7]	operations	income	of capital	transactions)	distributions
RMB Fund
CLASS A SHARES
12/31/2016	$34.90	$0.01	$0.60	$0.61	$(0.09)	$—	$(9.50)	$(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)

CLASS C SHARES
12/31/2016	$32.19	$(0.22)	$0.55	$0.33	$—	$—	$(9.50)	$(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2016	$32.31	$0.02	$9.58	$9.60	$—	$—	$(0.62)	$(0.62)
12/31/2015	27.88	—	5.70	5.70	—	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—

CLASS C SHARES
12/31/2016	$30.25	$(0.22)	$8.91	$8.69	$—	$—	$(0.62)	$(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—

RMB Mendon Financial Long/Short Fund
CLASS A SHARES
12/31/2016	$16.80	$(0.07)	$1.59	$1.52	$—	$—	$(0.08)	$(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00)[c]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)

CLASS C SHARES
12/31/2016	$15.80	$(0.17)	$1.48	$1.31	$—	$—	$(0.08)	$(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)

CLASS I SHARES
12/31/2016	$16.84	$(0.02)	$1.59	$1.57	$—	$—	$(0.08)	$(0.08)
For the period from 8/20/2015[o] through 12/31/2015	16.39	—	0.83	0.83	—	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.75%, 1.85%, 1.80%, 1.75%, and 1.59%, for 12/31/2016, through 12/31/2012, respectively.
d	Ratio of total expenses after reimbursement/recovery excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been 1.74%.
e	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.68%, 1.74%, 1.85%, 1.89%, and 2.10%, for 12/31/2016, through 12/31/2012, respectively.
f	Ratio of net investment income (loss) excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been (0.02%), (0.01%), (0.45%), 0.51%, and (0.02%), for 12/31/2016, through 12/31/2012, respectively.
g	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.45%, 2.55%, 2.50%, 2.45%, and 2.27%, for 12/31/2016, through 12/31/2012, respectively.
h	Ratio of total expenses after reimbursement/recovery excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been 2.44%.

22	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
								Ratio of total
						Ratio of total		expenses
						expenses after		before
						extraordinary		extraordinary
		Net asset			Net assets, end	expense and		expense and		Ratio of net
Redemption		value,	Total		of period	reimbursement/		reimbursement/		investment	Portfolio
fees[a]		end of period	return %		(in $000’s)	recovery[6]		recovery[6]		income (loss)	turnover rate %

$0.01	[b]	$25.93	1.36		$78,787	1.63		1.55		0.02	51
0.00	[b]	34.90	1.52		110,275	1.38		1.38		0.28	17
0.00	[b]	37.64	8.04		124,215	1.36		1.36		0.25	24
0.00	[b]	36.76	24.28		145,480	1.33		1.33		0.53	45
0.00	[b]	31.65	12.61		145,034	1.38		1.43		0.91	82

$0.00	[b]	$23.02	0.57		$4,927	2.39		2.30		(0.73)	51
0.00	[b]	32.19	0.77		11,507	2.13		2.13		(0.47)	17
0.00	[b]	35.23	7.25		15,417	2.11		2.11		(0.50)	24
0.00	[b]	34.65	23.32		17,810	2.08		2.08		(0.22)	45
0.00	[b]	30.16	11.77		13,542	2.13		2.18		0.16	82

$0.01		$41.30	29.77		$420,479	1.42		1.41		0.05	71
0.00	[b]	32.31	20.43		224,755	1.71		1.61		0.02	62
0.00	[b]	27.88	11.11		76,726	1.80		1.64		(0.79)	106
0.00	[b]	25.77	35.42		77,206	1.80		1.81		(0.56)	126
0.00	[b]	19.03	23.41		46,157	1.70		2.24		(0.35)	168

$0.00	[b]	$38.32	28.76		$47,247	2.17		2.16		(0.70)	71
0.00	[b]	30.25	19.55		27,017	2.46		2.36		(0.73)	62
0.00	[b]	26.36	10.26		12,180	2.55		2.39		(1.54)	106
0.00	[b]	24.59	34.37		7,258	2.55		2.56		(1.31)	126
0.00	[b]	18.30	22.49		3,895	2.43		2.99		(1.08)	168

$0.00	[b]	$18.24	9.14		$196,133	2.18	[c,d]	2.11	[e]	(0.46)[f]	61
0.01		16.80	15.10		319,796	2.24	[c]	2.14	[e]	(0.40)[f]	72
0.00	[b]	14.92	12.08		70,544	2.30	[c]	2.35	[e]	(0.95)[f]	131
0.00	[b]	13.90	23.52		67,912	2.27	[c]	2.41	[e]	(0.02)[f]	172
0.00	[b]	11.40	25.38		50,459	2.18	[c]	2.69	[e]	(0.61)[f]	204

$0.00	[b]	$17.03	8.32		$28,143	2.88	[g,h]	2.81	[i]	(1.16)[j]	61
0.00	[b]	15.80	14.21		25,160	2.94	[g]	2.84	[i]	(1.10)[j]	72
0.00	[b]	14.17	11.33		10,614	3.00	[g]	3.05	[i]	(1.65)[j]	131
0.00	[b]	13.32	22.62		8,529	2.97	[g]	3.11	[i]	(0.72)[j]	172
0.00	[b]	11.01	24.54		7,140	2.86	[g]	3.39	[i]	(1.29)[j]	204

$0.00	[b]	$18.33	9.41		$77,338	1.82	[k,l]	1.82	[m]	(0.13)[n]	61

0.01		16.84	5.03	[d]	41,369	1.84	[k,p]	1.84	[m,p]	0.00 [n,p]	72	[q]

i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.38%, 2.44%, 2.55%, 2.59%, and 2.80%, for 12/31/2016, through 12/31/2012, respectively.
j	Ratio of net investment income (loss) excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been (0.72%), (0.71%), (1.15%), (0.19%), and (0.70%), for 12/31/2016, through 12/31/2012, respectively.
k	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.39% and 1.44% for 12/31/2016 and 12/31/2015, respectively.
l	Ratio of total expenses after reimbursement/recovery excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been 1.38%.
m	Ratio of total expenses before reimbursement/recovery excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been 1.38% and 1.44% for 12/31/2016, through 12/31/2012, respectively.
n	Ratio of net investment income (loss) excluding extraordinary expense and dividend and interest expense on securities sold short, the ratios would have been 0.33% and (0.40%) for 12/31/2016 and 12/31/2015, respectively.
o	Commencement of operations.
p	Annualized
q	Not Annualized.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

Organization

RMB Investors Trust (formerly Burnham Investors Trust) offers flexibility to investors. All the funds of the Trust share the adviser’s fundamental philosophy of prudent investment and risk management.

RMB Investors Trust is registered under the Investment Company Act of 1940 as a diversified, open-ended management company. The RMB Fund seeks capital appreciation, mainly long term. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund seek capital appreciation.

On June 8, 2016, the Trustees of the Board of Trustees (the ‘‘Board’’) of the Trust unanimously voted to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (‘‘RMB’’ or ‘‘Adviser’’) and also approved a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (‘‘Mendon’’ or the ‘‘Sub-Adviser’’) for RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

1. Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which the Adviser believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (‘‘NOCP’’) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by the Adviser. During the period ended December 31, 2016, the RMB Mendon Financial Long/Short Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, US government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

security short without hedging will be exposed to any market value increase. During the period ended December 31, 2016, only the RMB Mendon Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income on an accrual basis. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the funds, understanding of the applicable country’s tax rules and rates.

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of December 31, 2016 no securities were out on loan.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund each paid the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million from January 1, 2016 through June 30, 2016. Starting July 1, 2016, the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund each paid the administrator .06% of average daily net assets up to $300 million and 0.05% of average daily net assets on the next $600 million. Net assets are aggregated among the Funds for the purposes of determining the applicable fee and then applied pro-rata across the Funds’ by net assets.

3. Adviser Fees

RMB Capital Management, LLC serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The performance adjustment for RMB Mendon Financial Long/Short was $101,170 which resulted in a net adviser fee for $2,806,401.

4. Distribution Fees and Commissions

From January 1, 2016 through February 12, 2016, Burnham Securities Inc. served as principal distributor to the funds pursuant to a distribution agreement. Thereafter, Foreside Fund Services, LLC (the ‘‘Distributor’’) served as principal underwriter to the funds pursuant to a distribution agreement dated January 22, 2016. The Distributor acts as principal underwriter of each Fund’s shares. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), to reimburse the Distributor for services provided for distributing shares of the funds. The following funds pay the Distributor a distribution fee of:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

For the period January 1, 2016 through February 12, 2016, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class A	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
RMB Fund	$210	$—	$719	$750
RMB Mendon Financial Services Fund	$40,922	$—	$8,604	$—
RMB Mendon Financial Long/Short Fund	$18,140	$3,417	$13,501	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $27.28, $43.46 and $19.19 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
RMB Fund	1.59%	2.34%
RMB Mendon Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each RMB Mendon Financial Long/Short Fund share class by limiting ‘‘other expenses’’ to 0.65%. The Agreement will terminate on April 30, 2017 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations in effect at the times the fees were waived or reimbursed.In accordance with the Agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees of RMB Investors Trust. For the period ended December 31, 2016, the dividend expense and interest expense for securities sold short was $1,257,231 and $43,848, respectively, for RMB Mendon Financial Long/Short Fund. For the period ended December 31, 2016, there were extraordinary expenses of $88,972, $24,654, and $22,881 allocated to the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, for legal bills related to the change in Adviser. The Agreement is effective for the period beginning July 1, 2016 and will terminate on June 30, 2017, unless it is renewed by all parties to the Agreement, the advisory agreement is terminated, or the Agreement is otherwise terminated with the consent of the fund. The Agreement may only be terminated during its term with approval of the Board.

For the period ended December 31, 2016 Burnham Asset Management Corporation, the Funds’ former investment adviser, received the following net recoupment of previously reimbursed Fund expenses, pursuant to a similar expense limitation agreement:

		Subject to
	2016	Recoupment until 12/31:
	Recoupment	2017	2018	2019	Total
RMB Mendon Financial Long/Short Fund	$132,035	$—	$—	$—	$—

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended December 31, 2016, were as follows:

	Purchases	Sales
RMB Fund	$46,494,195	$(80,549,981)
RMB Mendon Financial Services Fund	$261,957,704	$(191,667,861)
RMB Mendon Financial Long/Short Fund	$176,417,964	$(316,148,106)

Written option activity for the funds was as follows:

RMB Fund

	Number
	of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	100	$349,809
Put Option Outstanding at December 31, 2015	—	—
Call Option Written	3,050	947,143
Put Option Written	100	1,321
Call Option Expired	(200)	(18,292)
Call Option Closed	(2,000)	(885,517)
Put Option Closed	(100)	(1,321)
Call Option Exercised	(600)	(247,726)
Call Option Outstanding at December 31, 2016	350	$145,417

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

RMB Mendon Financial Services Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	750	$68,217
Call Option Written	5,250	577,437
Call Option Expired	(750)	(68,217)
Call Option Closed	(1,250)	(134,724)
Call Option Exercised	(999)	(140,203)
Call Option Outstanding at December 31, 2016	3,001	$302,510

RMB Mendon Financial Long/Short Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2015	21,750	$2,166,457
Put Option Outstanding at December 31, 2015	7,375	1,202,217
Call Option Written	28,875	2,556,487
Put Option Written	24,432	3,414,182
Call Option Expired	(14,000)	(1,524,506)
Put Option Expired	(11,632)	(1,128,377)
Call Option Closed	(14,489)	(1,166,925)
Put Option Closed	(20,133)	(3,481,637)
Call Option Exercised	(7,939)	(702,280)
Put Option Exercised	(42)	(6,385)
Call Option Outstanding at December 31, 2016	14,197	$1,329,233
Put Option Outstanding at December 31, 2016	—	$—

8. Distributions and Taxes

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has analyzed the funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the funds’ 2016 tax returns. The funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2016 and 2015 are as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2016	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$200,972	$1,793,021	$812,032
Long-Term Capital Gain	23,570,000	4,796,651	601,580
	$23,770,972	$6,589,672	$1,414,562

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2015	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$62,876	$1,340,196	$1,089,361
Long-Term Capital Gain	11,092,993	6,464,223	6,759,684
	$11,155,869	$7,804,419	$7,849,045

As of December 31, 2016, the components of distributable earning on a tax basis were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$3,934,225	$—
Undistributed Long-Term Capital Gains	9,060,459	16,724,645	—
Accumulated Capital and other Losses	—	—	—
Unrealized Appreciation on Investments	26,507,753	104,731,070	70,541,032
Unrealized Appreciation (Depreciation) on short securities and options written	(413,712)	(1,893,630)	(19,840,776)
Other accumulated losses	—	—	(8,874,917)
Total Accumulated Earnings	$35,154,500	$123,496,310	$41,825,339

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon
		Financial	Financial
Not Subject to	RMB	Services	Long/Short
Expiration	Fund	Fund	Fund
Short-Term	$—	$—	$8,874,917
Long-Term	$—	$—	$—

At December 31, 2016, RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund have no Deferred Post-October losses.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2016, the permanent book and tax basis differences were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$1,477,125	$92,798	$1,331,242
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$(4,824,483)	$(89,121)	$45,215
Increase/(Decrease) to Paid-In Capital	$3,347,358	$(3,677)	$(1,376,457)

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended December 31, 2016, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/15	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	12/31/16	Income
First Bancshares, Inc.	$5,582,421	$1,228,254	$—	$—	$3,070,185	$9,880,860	$47,725
Peregrine Holdings LLC	$288,427	$—	$—	$(3,675)	$—	$284,752	$—
Totals	$5,870,848	$1,228,254	$—	$(3,675)	$3,070,185	$10,165,612	$47,725

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At December 31, 2016, RMB Mendon Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the ‘‘1933 Act’’). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to ‘‘qualified institutional buyers’’ under Rule 144A of the 1933 Act.

	Description,
	Date of
	Purchase,
Fund	% of Net Assets	Shares	Cost	Value
RMB Mendon Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.06%	275,000	$284,752	$284,752

12. Fund Risks

Each of the funds are subject to market risk, common stock risk, management risk, and other risks. Market risk is the risk that the price of a security held by a fund may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to the issuer of the security. Common stock risk is the risk that the price of an equity security held by a fund may decline due to factors specifically related to the issuer of the security or due to general market conditions that are not specifically related to the issuer. Common stock may be disproportionately affected by these risks because it is subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure, and common stocks have also historically experienced significantly more volatility in their returns than these other securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected

28	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of December 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2016	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock:
Consumer Discretionary	$9,594,480	$—	$—	$9,594,480
Consumer Staples	12,364,864	—	—	12,364,864
Energy	4,752,160	—	—	4,752,160
Financial Services	10,470,925	—	—	10,470,925
Health Care	7,639,852	—	—	7,639,852
Industrials	9,441,373	—	—	9,441,373
Information Technology	26,548,073	—	—	26,548,073
Real Estate	2,177,008	—	—	2,177,008
Short-Term Instruments:	—	1,762,458	—	1,762,458
Total	$82,988,735	$1,762,458	$—	$84,751,193
Liabilities
Written Options	(559,130)	—	—	(559,130)
Total	$(559,130)	$—	$—	$(559,130)

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

At December 31, 2016	Level 1	Level 2	Level 3	Total

RMB Mendon Financial Services Fund
Assets
Common Stock:
Banks	$331,824,201	$—	$—	$331,824,201
Diversified Financials	22,019,382	—	284,752	22,304,134
Industrials	4,008,707	—	—	4,008,707
Thrifts & Mortgage Finance	40,761,644	—	—	40,761,644

Warrants:
Banks	3,320,000	—	—	3,320,000
Short-Term Instruments:	—	15,000,000	—	15,000,000
Total	$401,933,934	$15,000,000	$284,752	$417,218,686
Liabilities
Written Options	(2,196,140)	—	—	(2,196,140)
Total	$(2,196,140)	$—	$—	$(2,196,140)

RMB Mendon Financial Long/Short Fund
Assets
Common Stock:
Banks	$200,604,216	$—	$—	$200,604,216
Diversified Financials	53,894,453	—	—	53,894,453
Industrials	706,518	—	—	706,518
Thrifts & Mortgage Finance	26,849,582	—	—	26,849,582

Warrants:
Banks	3,320,000	—	—	3,320,000
Options - Long	1,640,250	—	—	1,640,250
Short-Term Instruments	—	12,000,000	—	12,000,000
Total	$287,015,019	$12,000,000	$—	$299,015,019
Liabilities
Short Sales	(69,976,894)	—	—	(69,976,894)
Written Options	(9,811,282)	—	—	(9,811,282)
Total	$(79,788,176)	$—	$—	$(79,788,176)

During the period ended December 31, 2016, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended December 31, 2016:

Level 3
RMB Mendon Financial Services Fund	Assets
Common Stock:
Balance, January 1, 2016	$288,427
Sale	—
Realized (loss)	(3,675)
Change in Unrealized Appreciation	—
Balance, December 31, 2016	$284,752

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement. It is the funds policy to recognize transfers into and out of all levels at the end of the reporting period.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2016 are as follows:

RMB
Mendon
Financial
Services	Fair Value	Valuation	Unobservable
Fund	at 12/31/16	Technique(s)	Input	Range

Common Stocks	$284,752	Capital Value	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2016:

	Fair Value of Derivative Instruments
	As of December 31, 2016
	Derivatives not	Statements
	accounted for as	of Assets &
	hedging instruments	Liabilities	Asset or
Fund	under ASC 815	Location	Liability	Fair Value

RMB Fund	Equity Contracts	Options written, at value	Liability	$559,130

RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	2,196,140

	Warrants	Investments, at value	Asset	3,320,000

RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	Liability	9,811,282

	Warrants	Investments, at value	Asset	3,320,000

	Equity Contracts	Investments, at value	Asset	1,640,250

30	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Statements of Operations For the period ended December 31, 2016

	Change in
	Derivatives not
	accounted for			Change in
	as hedging			Unrealized
	instruments	Location of	Realized	Appreciation
	under	Gain or (Loss)	Gain or (Loss)	or
Fund	ASC 815	on Derivatives	on Derivatives	(Depreciation)
RMB Fund	Equity Contracts	Realized gain/(loss) on written options	$513,695

		Net unrealized depreciation on written options		$(381,022)

RMB Mendon Financial Services Fund	Equity Contracts	Realized gain/(loss) on written options	$(523,098)

		Net unrealized appreciation/ (depreciation) on written options		$(1,914,347)

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$1,371,200

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain/(loss) on written options	$3,165,102

		Realized gain/(loss) on purchased options	$(22,614,041)

		Net unrealized appreciation/ (depreciation) purchased options		$83,498

		Net unrealized depreciation on written options		$(10,733,123)

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$1,371,200

The derivative instruments outstanding as of period ended December 31, 2016 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2016 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

The quarterly average volumes of derivative instruments as of December 31, 2016 are as follows:

			Number of	Notional
Fund	Derivative Instrument		Contracts	Value
RMB Fund	Equity Contracts	Call Option Written	(520)	$(363,166)
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(2,450)	(628,328)
RMB Mendon Financial Long/Short Fund	Equity Contracts	Call Option Long	1,200	19,800
		Put Option Long	50,324	1,318,827
		Call Option Written	(17,064)	(2,954,331)
		Put Option Written	(4,578)	(180,156)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2016 to December 31, 2016.

16. Subsequent Events

Effective February 1, 2017, Class I shares for the RMB Fund and RMB Mendon Financial Services Fund are available for purchase.

Effective March 15, 2017, the Adviser authorized the soft closing of the RMB Mendon Financial Services Fund.

NOTES TO FINANCIAL STATEMENTS	31

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB Fund, RMB Mendon Financial Services Fund or RMB Mendon Financial Long/Short Fund (the ‘‘funds’’), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 to December 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses Paid			Expenses Paid
	Beginning	Ending	During	Beginning	Ending	During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	7/1/2016-	Value	Value	7/1/2016 -	Expense
	7/1/2016	12/31/2016	12/31/2016	7/1/2016	12/31/2016	12/31/2016	Ratio*
RMB Fund
Class A	$1,000	$1,075	$9.65	$1,000	$1,016	$9.38	1.85%
Class C	1,000	1,070	13.45	1,000	1,012	13.07	2.58%
RMB Mendon Financial Services Fund
Class A	$1,000	$1,351	$8.71	$1,000	$1,018	$7.48	1.47%
Class C	1,000	1,345	13.11	1,000	1,014	11.26	2.22%
RMB Mendon Financial Long/Short Fund
Class A	$1,000	$1,192	$12.66	$1,000	$1,014	$11.63	2.30%
Class C	1,000	1,188	16.58	1,000	1,010	15.24	3.02%
Class I	1,000	1,193	11.67	1,000	1,015	10.71	2.12%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

32	OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information (Unaudited)

Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, designate income dividends of 100%, 100% and 100% as qualified dividend income paid during the fiscal year ended December 31, 2016.

Of the ordinary income (including short-term capital gain) distributions made by the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100%, 100% and 100% for the fiscal year ended December 31, 2016.

For Federal income tax purposes, the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, designate long-term capital gain dividends of $23,569,964, $4,796,651, and $601,654 for the year ended December 31, 2016.

OTHER INFORMATION	33

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

RMB Investors Trust

We have audited the accompanying statements of assets and liabilities of The RMB Investors Trust (formerly Burnham Investors Trust) (comprising the RMB Fund, formerly Burnham Fund, RMB Mendon Financial Services Fund, formerly Burnham Financial Services Fund, and RMB Mendon Financial Long/Short Fund, formerly Burnham Financial Long/Short Fund, the ‘‘Funds’’), including the schedules of Portfolio Holdings, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2017

34	AUDITOR OPINION

INDEPENDENT TRUSTEES (Unaudited)

				Number
				of Funds
	Position Held	Term of Office	Principal Occupation	Overseen	Other Directorships Held by
Name, Address and Age	with the Funds	and Time Served	during the Past 5 Years	within Trust	Trustee during the Past 5 Years
Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Chief Investment Officer, EAM International LLC (finance and asset management) (2003– 2013); and Managing Director, CFA Institute, (2005–2008).	3	Board of Trustees, Columbia Acorn Trust and Wanger Advisors Trust, 2002–Present; Principal Transactions Committee of Board of Directors, One William Street, 2008–Present; Board of Directors, Audit and Compensation Committees, Agenus Corporation, 2003– 2009.

Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	3	None.

William F. Connell RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1944)	Trustee	Since 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor, since 1987; and Founding Partner, Connell & Wiener, since 1997.	3	None.

Robert Sabelhaus RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1948)	Trustee	Since 2015	Retired (since 2008). Formerly, Senior Executive Vice President, Legg Mason Inc.	3	None.

PRINCIPAL OFFICERS (Unaudited)

Walter H. Clark RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	President	Since 2016	Chief Operating Officer of the Adviser (since 2010).	N/A	Director, IronBridge Funds, 2010–Present (4 series).

Maher Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer, Treasurer and Secretary	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A

Perpetua Seidenberg RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1990)	Chief Compliance Officer	Since 2016	Compliance Director, Vigilant Compliance, LLC (since 2014); Auditor, PricewaterhouseCoopers LLP (2012–2014); Associate, Vigilant Compliance, LLC (2010–2012).	N/A	N/A

Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990 Since 1999	Manager of Mutual Fund Operations & Shareholder Services of the Advisor (since 2016); First Vice President, Burnham Asset Management Corporation (funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A

Krista Rivers RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Senior Vice President	Since 2016	Senior Vice President, Director of Institutional Client Service of the Advisor (since 2014); and Senior Vice President, Ariel Investments, LLC (1993–2014).	N/A	N/A

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-462-2392 or on the trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management LLC	Perkins Coie LLP
115 South LaSalle Street, 34th Floor	700 13th Street, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
UMB Bank N.A.	UMB Fund Services
1010 Grand Blvd	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53213

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer, Treasurer and Secretary	Peter Borish
William F. Connell
Krista Rivers	Robert Sabelhaus
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Perpetua A. Seidenberg
Chief Compliance Officer

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the RMB Family of Funds, which are all part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. Other than updating the Registrant’s name, the Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-(800)-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Margaret M. Eisen, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,450 for 2016 and $68,400 for 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $18,300 for 2016 and $18,000 for 2015. The services for each of the fiscal years ended December 31, 2016 and December 31, 2015 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2016 and $0 for 2015.

(e)	(1) A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b)	0.00%

(c)	100%

(d)	0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2016 and $0 for 2015.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	RMB Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, effective November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not applicable to this filing.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RMB Investors Trust
By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	March 9, 2017

By (signature and title)*	/s/ Maher Harb
Maher Harb
Chief Financial Officer (Principal Financial Officer)

Date	March 9, 2017